Exhibit 10.3
MANAGEMENT AGREEMENT
     This Management Agreement (this “Management Agreement”) is made as of the 1st day of December, 2006, by and between ALSC VENTURE MANAGEMENT, LLC, a California limited liability company and each of the following partnerships: ALLIANCE VENTURES I, L.P., ALLIANCE VENTURES II, L.P., ALLIANCE VENTURES III, L.P., ALLIANCE VENTURES IV, L.P. and ALLIANCE VENTURES V, L.P., each a California limited partnership (each such partnership being referred individually as a “Partnership” and collectively as the “Partnerships”).
     The Partnerships acknowledge that each of them was formed pursuant to an Agreement of Limited Partnership dated the date set forth on Schedule 1 to this Agreement. Each Partnership acknowledges that ALSC Venture Management, LLC has been named as the new General Partner of each Partnership and that pursuant to agreements amending each limited partnership, this Management Agreement has been executed.
     1. Designation of Manager. Each Partnership hereby confirms that ALSC Venture Management, LLC has been designated as the Management Agent, as defined in the respective Partnership Agreements of the Partnership.
     2. Compensation of Management Agent. The Management Agent shall receive an annual management fee of $300,000 per year (pro rated for any partial year) commencing May 17, 2006 and paid in monthly installments.
     3. Payment of Management Compensation. All Partnerships shall be jointly and severally liable for the payment of the management compensation provided in this Management Agreement. For administrative purposes, the Partnerships agree that unless another method of allocation is agreed upon, management compensation shall be allocated among the Partnerships and charged to each Partnership according to the aggregate value of the capital accounts of the limited partners in such Partnership as of the end of the most recent fiscal quarter. If any Partnership pays a greater proportion or share of such management fees, it shall be entitled to recover such excess portion from the Partnerships contributing less than their portion is determined under this paragraph.
     4. Employment of V.R. Ranganath. Provided he is willing to serve in such capacity, and subject to his dismissal for cause, the Management Agent shall employ V. R. Ranganath to perform the functions of administering the portfolio securities, keeping records, assisting in valuation and preparing financial statements, reports and tax returns, and shall pay V.R. Ranganath compensation equal to the compensation stated in Section 2 of this Agreement, subject to all legally-required withholdings and pursuant to the form of Employment Agreement attached as Exhibit A. If ALSC Venture Management is sold to a non-affiliate of Alliance Semiconductor Corporation and compensation is paid to Alliance Ventures Management LLC in connection with the sale, this paragraph 4 may be renegotiated after six months.
     5. Miscellaneous.

          (a) Amendments. This Agreement may be amended by the General Partner and the Manager in any manner that does not adversely affect the rights of any Limited Partner by an instrument in writing and may not be amended orally.
          (b) Notices. All notices provided for under this Agreement shall be in writing and shall be sufficient if sent by first-class mail to the address set forth in the schedule in the files of the Partnership as of the date of such notice for the party to whom such notice is to be given.
          (c) Binding Effect of Agreement. This Agreement, shall be binding on the successors, assigns and the legal representatives of each of the Partners.
          (d) Counterparts. This Agreement may be executed in more than one counterpart with the same effect as if the parties executing the several counterparts had all executed one document.
          (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law thereof.
     IN WITNESS WHEREOF, the parties have executed this Amendment this 1st day of December, 2006.

ALLIANCE VENTURES I, LP

By:	/s/ Melvin L. Keating
ALSC Venture Management, LLC, General Partner

By:	/s/ Melvin L. Keating
Melvin L. Keating, Manager

ALLIANCE VENTURES II, LP

By:	/s/ Melvin L. Keating
ALSC Venture Management, LLC, General Partner

By:	/s/ Melvin L. Keating
Melvin L. Keating, Manager

ALLIANCE VENTURES III, LP

By:	/s/ Melvin L. Keating
ALSC Venture Management, LLC, General Partner

By:	/s/ Melvin L. Keating
Melvin L. Keating, Manager

ALLIANCE VENTURES IV, LP

By:	/s/ Melvin L. Keating
ALSC Venture Management, LLC, General Partner

By:	/s/ Melvin L. Keating
Melvin L. Keating, Manager

ALLIANCE VENTURES V, LP

By:	/s/ Melvin L. Keating
ALSC Venture Management, LLC, General Partner

By:	/s/ Melvin L. Keating
Melvin L. Keating, Manager

ALSC VENTURE MANAGEMENT, LLC

By:	/s/ Melvin L. Keating
Melvin L. Keating, Manager

By:	/s/ V.R. Ranganath
V.R. Ranganath, Manager